SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date  of  Report  (Date  of  earliest  event  reported)     MARCH  6,  2002


                           GOLD  BOND  RESOURCES,  INC.
             (Exact  name  of  registrant  as  specified  in its charter)

        WASHINGTON                  0-31981                  91-0757753
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)

                       12210 CARSTENS, REARDAN, WA  99029
                    (Address  of  principal  executive  offices)

Registrant's  telephone  number,  including  area  code          (509) 827-3523

                                        N/A
        (Former  name  or  former  address, if changed since last report)

































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                           GOLD  BOND  RESOURCES,  INC.
                                     FORM 8K
                                  MARCH 6, 2002

ITEM  5.  OTHER  EVENTS.

Termination  of  Stardust  Technologies Inc. Transaction

The Company has received notice from Stardust Technologies, Inc that on Tuesday, March 5, 2002, the Board of Directors of Stardust Technologies decided not to proceed under the Letter of Intent executed with Gold Bond Resources, Inc. (OTC
BB:  GOBM)  as  previously  announced  on  January  10,  2002.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GOLD  BOND  RESOURCES,  INC.
(REGISTRANT)

                                     /S/ ROBERT W. O'BRIEN
Date:     March  6,  2002         By:--------------------------------
                                     Robert  W.  O'Brien,  Secretary